Prepayments and Other Assets, Current and Non-Current - Schedule of Prepayments and Other Current Assets from Continuing Operations (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Prepayments and other current assets
Prepayments to suppliers	[1]	$ 3,739,837	$ 619,283
Due from a supplier	[2]	1,005,942
Prepaid marketing and advertising expenses		823,122	543,964
Loans to third parties	[3]	1,212,614	500,000
Tax recoverable		7,544	53,963
Others		198,574	244,838
Total prepayments and other current assets		6,987,633	1,962,048
Other non-current assets
Long-term deposits	[4]	583,591	756,154
Others		15,352	21,781
Total other non-current assets		$ 598,943	$ 777,935

[1]	The balances represented advances to suppliers for purchase of cosmetics and other beauty products.
[2]	The balance as of December 31, 2025 represented prepayments advanced to one supplier which terminated cooperation with the Company. The Company reclassified the balance from prepayments to suppliers to due from suppliers. As of the date of this report, the Company has collected $834,783 of the outstanding balance.
[3]	As of December 31, 2025, the balance represented loans provided to Shanghai Jingyue. The loans bear interest rate of 3% per annum and are repayable on December 30, 2026. As of December 31, 2024, the balance represented loans provided to one third party, which was repaid in the year ended December 31, 2025.
[4]	The long-term deposits represented deposits made to certain marketplaces on which the Company sells cosmetic products. The deposits are repayable upon termination of corporation with the marketplaces. Pursuant to the agreements with marketplaces, the corporation terms were generally ranged between two and three years.